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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               December 6, 2001
               ------------------------------------------------
               Date of report (Date of earliest event reported)


                              Avici Systems Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                     000-30865                02-0493372
-------------------------------- -------------------------  -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                             101 Billerica Avenue
                     North Billerica, Massachusetts 01862
                     --------------------------------------
                    (Address of Principal Executive Offices)


                                (978) 964-2000
              --------------------------------------------------
              Registrant's telephone number, including area code


                        Exhibit Index Located on Page 4

                                       1
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ITEM 5.  OTHER EVENTS.

   On December 6, 2001, Avici Systems Inc. (the "Company") issued a press release regarding a restructuring of the remaining purchase commitment under a procurement agreement between the Company and Williams Communications, LLC. The Company's press release is filed as Exhibit 99.1 to this report and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   The following financial statements and exhibits are filed as part of this report, where indicated:

   (a)  Financial statements of the business acquired.  Not applicable.

   (b)  Pro forma financial information.  Not applicable.

   (c)  Exhibits.
        --------

Exhibit No.   Description
-----------   -----------

99.1          Press release dated December 6, 2001.

                                       2
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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Avici Systems Inc.


Date:  December 7, 2001                By:  /s/ Paul F. Brauneis
                                            --------------------
                                            Paul F. Brauneis
                                            Chief Financial Officer, Senior
                                            Vice President of Finance and
                                            Administration and Principal
                                            Accounting Officer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press release dated December 6, 2001.

                                       4